Supplement

Dated January 31, 2025

to the Statutory Prospectus

and

Statement of information

of the

Tanaka Growth Fund

Dated April 01, 2024

Effective January 31, 2025, the Prospectus fand Statement of Additional Information or the Tanaka Growth Fund, dated April 1, 2024, is amended as follows:

On page 5 of the Prospectus:

Under the Section entitled “Management”, the Section is deleted in its entirety and replaced with the following.

MANAGEMENT

Investment Adviser- Tanaka Capital Management, Inc.

Portfolio Managers-

Graham Tanaka, CIO, has served as a portfolio manager for the Fund since the Fund’s inception in December, 1998.

Benjamin Bratt, CFA, has served as an analyst to the Fund since 2015, and has served as a portfolio manager to the Fund since January, 2025.

On page 9 of the Prospectus:

Under the Section entitled “THE PORTFOLIO MANAGER”, the Section is amended as follows:

THE PORTFOLIO MANAGERS

Graham Y. Tanaka has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in December 1998.  Mr. Tanaka has more than 25 years of experience managing a mutual fund portfolios, and has over 40 years of experience managing investment portfolios for private clients.  From 1973 until 1978, Mr. Tanaka was a research analyst at Morgan Guaranty Trust.  He then worked at Fiduciary Trust Company of New York as Vice President from 1978-1980.  Prior to launching Tanaka Capital, Mr. Tanaka served as Chairman at Milbank Tanaka & Associates from 1980 to 1986.  He is a member of The Electronic Analyst Group.  Mr. Tanaka currently serves on the board of Council for Economic Education and was formerly on the board of TransAct Technologies, Inc.  He is a 1971 graduate of Brown University (A.B., Sc.B.), a 1973 graduate of Stanford University (MBA) and a Chartered Financial Analyst (CFA).  Mr. Tanaka is the author of "Digital Deflation: The Productivity Revolution And How It Will Ignite The Economy" (McGraw-Hill Companies, 2004).

Benjamin Bratt, CFA, has been an analyst for the Fund since 2015 and became a portfolio manager for the Fund in January, 2025.  Mr. Bratt joined the Adviser in June, 2015 and serves as a co-portfolio manager, Chief Compliance Officer and Chief Financial Officer to the Adviser.  Prior to joining the Adviser, Mr. Bratt attended Wesleyan University, where he earned a Bachelor of Arts in Mathematics-Economics. Mr. Bratt earned the Chartered Financial Analyst designation in 2021.

Additional information regarding the Advisor, the number and types of clients managed by the Advisor, and a discussion of the methods by which Advisor's investment personnel are compensated may be found in the Fund's SAI dated April 1, 2024.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT

On Page 12/13 of the Statement of Additional Information (“SAI”)

Under the Section entitled, “Disclosure of other Accounts Managed by the Adviser”, the section is amended as follows:

Disclosure of Other Accounts Managed by the Advisor

The following table sets forth information concerning the types of accounts managed by the Advisor, including the Fund, as of January 30, 2025.  It also includes information on accounts for which the Advisor's compensation is based, in whole or in part, on account performance.

Portfolio Manager Named in Prospectus	Types of Accounts Managed by Named Portfolio Manager(s)						Accounts for which the Advisor's compensation is based, in whole or in part, on account performance.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts.	Total Assets (mil)	No. of Accts	Total Assets (mil)	No. of Accts.	Total Assets (mil)
Graham Y. Tanaka	1	$23.4	0	0	20	$25.3	0	0	0	0	0	0
Benjamin Bratt	1	$23.4	0	0	20	$25.3	0	0	0	0	0	0

ALL PORTIONS OF THE SAI NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT